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                                                                   Exhibit 10.19



                                UMEMBER.COM, INC.
                      1999 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS


1.  PURPOSE OF THE PLAN

        This 1999 Stock Option/Stock Issuance Plan is intended to promote the interests of , Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. References herein to the Corporation shall include all subsidiaries of the Corporation and references to employee shall include employees of any subsidiary corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

2.  STRUCTURE OF THE PLAN

        A. The Plan shall be divided into three separate equity programs:

(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary, and


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(iii)   the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

        B. The provisions of Articles One and Six shall apply to all three equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

3.  ADMINISTRATION OF THE PLAN

        A. Until the Section 12(g) Registration Date, both the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. From and after such Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered as described below.



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        B.  The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Primary Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

        C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.



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        E.  Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

        F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

4.  ELIGIBILITY

        A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:




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(i)     Employees,

(ii) non-employee members of the Board (other than those serving as members of the Primary Committee from and after the Section 12(g) Registration
        Date) or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

        C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

        D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are first elected or appointed non-employee Board

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            members on or after the Automatic Option Grant Program Effective
            Date and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Shareholders Meetings held after the Automatic Option Grant Program Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Automatic Option Grant Program Effective Date or (if later) at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Shareholders Meetings.

5.  STOCK SUBJECT TO THE PLAN

        A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed one million shares.


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        B.  The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2000 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

        C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 100,000 shares of Common Stock in the aggregate per calendar year, beginning with the 2000 calendar year.

        D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-re-grant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of

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            Common Stock issued to the holder of such option or stock issuance.

        E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.



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                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


1.  OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.  Exercise Price

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in cash, check or promissory note made payable to the Corporation, but only to the extent approved by the Plan Administrator. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and

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        remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.



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        C.  Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option exercisable in whole or in part by the optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding

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        options are to remain exercisable following the Optionee's cessation of
        Service and shall supersede any provisions to the contrary in this section.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

        D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares)

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            shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

        F. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under
            Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under this Discretionary Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

        G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

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2.  INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.  Eligibility. Incentive Options may only be granted to Employees.

        B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

        C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Million Dollars ($1,000,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.


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3.  CORPORATE TRANSACTION/CHANGE OF CONTROL

        A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause
            (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
            (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.


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        C.  Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

        E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the

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            expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

        F. The Plan Administrator shall have the discretion to grant options with terms different from those in effect under this Section III in connection with a Corporate Transaction.

        G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

        H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Million Dollars ($1,000,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



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4.  CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

5.  STOCK APPRECIATION RIGHTS

        A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.



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(iii)   If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

        C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i) One or more executive officers may be granted limited stock appreciation rights with respect to their outstanding options after the Section 12(g) Registration Date.

(ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.



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(iv)    The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.


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                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


1.  STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement, which complies with the terms specified below.

        A.  Purchase Price

1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)     cash or check made payable to the Corporation, or

(ii)    past services rendered to the Corporation (or any Parent or Subsidiary).

        B.  Vesting Provisions

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:



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(i)     the Service period to be completed by the Participant or the performance objectives to be attained,

(ii)    the number of installments in which the shares are to vest,

(iii) the interval or intervals (if any) which are to lapse between installments, and

(iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

        Any new, substituted or additional securities or other property (including money paid other than as regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan administrator shall deem appropriate.

        The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be obtained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

        The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

2.  CORPORATE TRANSACTION/CHANGE IN CONTROL

        A. All outstanding cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those cancellation rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
            (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

        B. Any cancellation rights that are assigned in the Corporate Transaction shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen

            (18) months following the effective date of such Corporate Transaction.

        C. The Plan Administrator shall have the discretion to provide for cancellation rights with terms different from those in effect under this Section II in connection with a Corporate Transaction.

        The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's cancellation right remains outstanding, to (i) provide for the automatic termination of one or more outstanding cancellation rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

3.  SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


1.  OPTION TERMS

        A.  Grant Dates

        Option grants shall be made on the dates specified below:

1. Each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date shall automatically be granted at that time a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and has not previously received a stock option grant from the Corporation.

2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Automatic Option Grant Program Effective Date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

3. On the date of each Annual Shareholders Meeting held after the Automatic Option Grant Program Effective Date, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000 share option grants any one Eligible Director may receive over his or her period of Board service.

        B.  Exercise Price

The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C.  Option Term

Each option shall have a term of ten (10) years measured from the option grant date.

        D.  Exercise and Vesting of Options

Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive and equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

        E.  Effect of Termination of Board Service

The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
        (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

        C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

        D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

3.  REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                   CALL RIGHT


1.  PURPOSE

        The purpose of this Article Five is to provide the Corporation with a vehicle for liquidating the outstanding options under the Plan and any shares of Common Stock actually issued under the Plan in the event a Liquidity Transaction does not occur prior to January 1, 2000. Accordingly, in the absence of a Liquidity Transaction before such date, the Corporation may repurchase all the outstanding options under the Plan during a limited window period beginning January 1, 2000.

2.  TERMS AND CONDITIONS

        A. Should a Liquidity Transaction not be effected prior to January 1, 2000, then the Corporation shall have the right (the "Call Right"), to repurchase all outstanding options under the Plan upon the following terms and conditions:

o The Call Right may be exercised by the Corporation at any time during the period beginning January 1, 2000 and ending January 31, 2000. The Call Right shall, during the exercise period, be exercisable by written notice delivered to each holder of an outstanding option under the Plan and each holder of shares of Common Stock issued pursuant to the Plan. In no event may the Call Right be exercised for less than the total number of outstanding options and shares of Common Stock issued under the Plan.

o The purchase price payable by the Corporation for each option repurchased pursuant to the Call Right shall be equal to the number of shares of Common Stock at the time subject to such option, whether vested or unvested, multiplied by the excess of (A) the Appraised Value Per Share of Common Stock as of December 31, 1998 over (B) the exercise price payable per share under such option. However, no amount shall be payable by the Corporation for any option which ceases to remain outstanding (by reason of the Optionee's cessation of Service) prior to the date the Corporation exercises the Call Right with respect to that option.

o Within fifteen (15) days following receipt of the Corporation's exercise notice, the option holder shall deliver to the Corporation the executed stock option agreement evidencing each outstanding option held by such individual. The purchase price for each option shall be paid in one lump-sum cash payment within fifteen (15) days after the Corporation's receipt of the executed stock option agreement for that option. At the time such payment is made to the option holder, such individual shall cease to have any right, title or interest in and to the repurchased option and the option shares purchasable thereunder, and such individual shall no longer have any equity or other proprietary interest in the Corporation by reason of any options issued under the Plan.

        B. Repurchase of Common Stock. Shares of Common Stock issued under the Plan, whether pursuant to the exercise of options granted under the Discretionary Option Grant Program or direct stock issuances made under the Stock Issuance Program and whether vested or unvested, may, in the Plan Administrator's discretion, be held in escrow by the Corporation or may be issued directly to the Optionee or Participant with restrictive legends on the certificates for those shares indicating that such shares remain subject to the Call Right until the consummation of a Liquidity Transaction. The purchase price payable by the Corporation shall be equal to the number of shares of Common Stock repurchased by the Corporation pursuant to the Call Right multiplied by the Appraised Value Per Share of Common Stock as of the date the Call Right is exercised. However, any unvested shares of Common Stock which the Corporation is entitled to repurchase, at the original price per share paid by the Optionee or the Participant, by reason of the Optionee's or Participant's cessation of Service prior to the date the Corporation exercises the Call Right under this Article Five shall remain purchasable by the Corporation at such original price per share, and the Corporation shall not repurchase those shares pursuant to the Call Right provisions of this Article Five.

        Within fifteen (15) days following receipt of the Corporations exercise notice, the Optionee or Participant shall deliver to the Corporation the stock certificates for the shares of Common Stock for which the Call Right is being exercised, with each such certificate to be duly endorsed for transfer by the holder of record. Payment of the purchase price for the repurchased shares shall be paid in one lump-sum cash payment within fifteen (15) days after the Corporation's receipt of such duly-endorsed stock certificates. At the time such payment is made to the Optionee or Participant, such individual shall cease to have any right, title or interest in and to the repurchased shares and accordingly shall no longer have any equity or other proprietary interest in the Corporation attributable to those shares.

3.  TERMINATION OF CALL RIGHT

        The Call Right shall terminate and cease to be exercisable immediately upon the occurrence of a Liquidity Transaction. The Call Right shall also terminate at the close of business on January 31, 2000, unless the Corporation shall have previously provided the requisite exercise notice of the Call Right to each option holder under the Plan.

                                   ARTICLE SIX

                                  MISCELLANEOUS


1.  FINANCING

        A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

        The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

2.  TAX WITHHOLDING

        A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

3.  EFFECTIVE DATE AND TERM OF THE PLAN

        A. The Plan shall become effective on the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. Initial options under the automatic Option Grant Program shall be made to the Eligible Directors on the Automatic Option Grant Program Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

        B.  The Plan shall terminate upon the earliest of (i) January 31, 2010,
            (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

4.  AMENDMENT OF THE PLAN

        A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) materially increase the maximum number of shares issuable under the Plan, or the number of shares for which options may be granted under the Automatic Option Grant Program, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

        B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

5.  USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

6.  REGULATORY APPROVALS

        The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and any applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

7.  NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

A. Appraised Value Per Share shall mean the fair market value per share of Common Stock, as determined as of December 31, 2000 through independent appraisal on the basis of the going-concern value of the Corporation at that time, without discount for the limited marketability or minority interest represented by such share of Common Stock.

B. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

C. Automatic Option Grant Program Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

D.      Board shall mean the Corporation's Board of Directors.

E. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

(ii)    a change in the composition of the Board over a period of thirty-six
        (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board..

F.      Code shall mean the Internal Revenue Code of 1986, as amended.

G. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

H. Corporation shall mean uMember.com, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of uMember.com, Inc., which shall by appropriate action adopt the Plan.

I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of option grants made on the date of execution of the Underwriting Agreement, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

(iv) For purposes of option grants made prior to the date of execution of the Underwriting Agreement, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

N. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the following transaction:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, and

(ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

O. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

P. Involuntary Termination shall mean the termination of the Service of any individual that occurs by reason of:

(i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

Q.      Liquidity Transaction shall mean either of the following transactions:

o the completion of a firm commitment underwritten public offering of Common Stock, pursuant to an effective registration statement under the 1933 Act, which yields aggregate net proceeds to the Corporation of not less than Seven Million Five Hundred Thousand Dollars ($7,500,000), or

o a Corporate Transaction or any other acquisition of the Corporation effected through a direct sale, exchange or transfer by the Corporation's stockholders of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities.

R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

S.      1934 Act shall mean the Securities Exchange Act of 1934, as amended.

T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

U. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

Y. Plan shall mean the Corporation's 1999 Stock Option/Stock Issuance Plan, as set forth in this document.

Z. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

AA. Plan Effective Date shall mean the date on which the Plan is adopted by the Board.

AB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
        Section 16 Insiders.

AC. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

AE. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

AF. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

AG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

AH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

AI. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

AJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AK. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

AL. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

AM.     10% Shareholder shall mean the owner of stock (as determined under Code
        Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AN. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                               NOTICE OF EXERCISE


I hereby notify uMember.com, Inc. (the "Corporation") that I elect to purchase shares of the corporation's Common Stock (the "Purchased Shares") at the option exercise price of _______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1999 Stock Option/Stock Issuance Plan on ____________.

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance wit the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

Date: ______________________

Optionee: _________________________________

Address:  _________________________________

          _________________________________


Print name in exact manner it is to appear on the stock certificate:
________________________


Address to which certificate is to be sent, if different from address above:

_________________________________

_________________________________

_________________________________


Social Security Number: __________________________

The following definitions shall be in effect under the Agreement:

A.      Agreement shall mean this Stock Option Agreement.

B.      Board shall mean the Corporation's Board of Directors.

C.      Code shall mean the Internal Revenue Code of 1986, as amended.

D.      Common Stock shall mean the Corporation's common stock.

E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the corporation's assets in complete liquidation or dissolution of the Corporation.

F.      Corporation shall mean uMember.com, Inc., a California corporation.

G. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have beer exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of option grants made on the date of execution of the Underwriting Agreement, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

(iv) For purposes of option grants made prior to the date of execution of the Underwriting Agreement, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. Incentive Option shall mean an option, which satisfies the requirements of Code Section 422.

P. Involuntary Termination shall mean the termination of Optionee's Service, which occurs by reason of:

(i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's level of responsibility,
        (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in corporate -performance based bonus or incentive programs) by more than fifteen percent (15%) or
        (C) a relocation of Optionee's place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.      Notice of Exercise shall mean the notice of exercise in the form of
        Exhibit I.

T. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

U. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination , stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for continuous period of twelve
        (12) months or more.

X.      Plan shall mean the Corporation's 1999 Stock Option/Stock lssuance Plan.

Y. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

Z. Purchase Agreement shall mean the stock purchase agreement (in form an substance satisfactory to the Corporation) which grants the Corporation the right to repurchase at the Exercise Price, any and all unvested Option Shares held by Optionee at the time c Optionee's cessation of Service and which precludes the sale, transfer or other disposition any purchased Option Shares while subject to such repurchase right.

AA. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order a Qualified Domestic Relations Order.

AB. Service shall mean Optionee's performance of services for the Corporation (C any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the boar of directors or a consultant or independent advisor.

AC. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

AD. Subsidiary shall mean any corporation (other than the Corporation) in a unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AE. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of a Corporate Transaction.

                                UMEMBER.COM, INC.

                             STOCK OPTION AGREEMENT


RECITALS

A. The Board has adopted the Plan for the purposes of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Corporation (or a Parent o Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the corporation's grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to then in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option tern specified in Paragraph 2 at the Exercise Price.

2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

3. Limited Transferability. This option shall be neither transferable no assignable by Optionee other than by will or by the laws of descent and distribution following Optionees death and may be exercised, during Optionee's lifetime, only by Optionee. However if this option is designated a Non-Statutory Option in the Grant Notice, then this option may also be assigned in whole or in part during Optionee's lifetime in accordance with the terms of Qualified Domestic Relations Order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same a~ those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        (a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule, and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 4, 5 or 16. Any unvested Option Shares purchased under this option shall be subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of Service prior to vesting in those Option Shares.

        (b) Optionee shall, in accordance with the Vesting Schedule, vest in the Option Shares in one or more installments over his cessation of Service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 4 or 5. In no event, however, shall any additional Option Shares vest following Optionee's cessation of Service.

4. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(i) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability, or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(ii) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date.

(iii) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of twelve
        (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

(iv) During the limited post-Service exercise period, this! option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee's cessation of Service, vested in accordance with the Vesting Schedule. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(v) Should Optionee's Service be terminated for Misconduct then this option shall terminate immediately and cease to remain outstanding.

(vi) In the event of a Corporate Transaction, the provisions c Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionees cessation of Service and shall supersede any provisions to the contrary in this paragraph.

5.      Special Acceleration of Option.

        (a) All the Option Shares subject to this option at the time of a Corporate Transaction but not otherwise vested shall automatically vest and the Corporation's repurchase rights with respect to those Option Shares shall immediately terminate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully vested shares of Common Stock and may be exercised for any or all of those Option Shares. No such accelerated vesting of the Option Shares, however, shall occur if and to the extent: (i) this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), and the corporation's repurchase rights with respect to the unvested Option Shares are to be assigned to such successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the Vesting Schedule.

        (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

        (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

        (d) Should there occur an Involuntary Termination of Optionee's Service within eighteen (18) months following a Corporate Transaction in which this option is assumed or replaced and the corporation's repurchase rights with respect to the unvested Option Shares are assigned, then all the Option Shares at the time subject to this option but not otherwise vested shall automatically vest and the corporation's repurchase rights with respect to those Option Shares shall terminate so that this option shall immediately become exercisable for all those Option Shares as fully-vested shares of Common Stock and may be exercised for any or all of those vested Option Shares at any time prior to the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of such Involuntary Termination.

        (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporations receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7. Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such persons have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

8.      Manner of Exercising Option.

        (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i) To the extent the option is exercised for vested Option Shares, execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised. To the extent this option is exercised for unvested Option Shares, execute and deliver to the Corporation a Purchase Agreement for those shares.

(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

        (a) cash or check made payable to the Corporation;

        (b) a promissory note payable Corporation, but only to the extent authorized by Administrator in accordance with Paragraph 13,1934 paid to the Plan. Should the Common Stock be registered under
            Section 12(g) of the Act at the time this option is exercised, then the Exercise Price may also be as follows:

        (c) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

        (d) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise (or the Purchase Agreement) delivered to the Corporation in connection with the option exercise.

(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Make appropriate arrangements with the corporation (or Parent of Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

        (a) As soon as practical alter the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

        (b) In no event may this option be exercised for any fractional shares.

10. Repurchase Rights. All option shares acquired upon the exercise of this option shall be subject to certain rights of the corporation and its assigns to repurchase those shares in accordance with the terms specified in the purchase agreement.

11.     Compliance with Laws and Regulations.

        (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

        (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionees assigns and the legal representatives, heirs and legatees of Optionees estate.

13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. (1)

15. Construction. This Agreement and me option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

17.     Shareholder Approval.

        (a) The grant of this option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary. this option may not be exercised in whole or in Dart until such shareholder approval is obtained. In the event that such shareholder approval is not obtained then

------------
(1) Authorization of payment of the Exercise Price by a promissory note may, under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

            this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

        (b) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

18. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(i) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

(ii) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed or the Optionee's Involuntary Termination in connection with Corporate Transaction, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(iii) Should Optionee hold in addition to this option one o more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as time option, then the foregoing limitations, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    EXHIBIT 1

                               NOTICE OF EXERCISE


I hereby notify uMember.com, Inc. (the "Corporation") that I elect to purchase shares of the corporation's Common Stock (the "Purchased Shares") at the option exercise price of _______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1999 Stock Option/Stock Issuance Plan on ____________.

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance wit the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

Date: ______________________

Optionee: _________________________________

Address:  _________________________________

          _________________________________

Print name in exact manner it is to appear on the stock certificate:

_________________________________


Address to which certificate is to be sent, if different from address above:

_________________________________

_________________________________

_________________________________


                             Social Security Number: __________________________

                                    APPENDIX

The following definitions shall be in effect under the Agreement:

A.      Agreement shall mean this Stock Option Agreement.

B.      Board shall mean the Corporation's Board of Directors.

C.      Code shall mean the Internal Revenue Code of 1986, as amended.

D.      Common Stock shall mean the Corporation's common stock.

E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the corporation's assets in complete liquidation or dissolution of the Corporation.

F.      Corporation shall mean uMember.com, Inc., a California corporation.

G. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have beer exercised in accordance with Paragraph 9 of the Agreement.

J. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice. L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of option grants made on the date of execution of the Underwriting Agreement, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

(iv) For purposes of option grants made prior to the date of execution of the Underwriting Agreement, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O. Incentive Option shall mean an option, which satisfies the requirements of Code Section 422.

P. Involuntary Termination shall mean the termination of Optionee's Service, which occurs by reason of:

(i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's level of responsibility,
        (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in corporate -performance based bonus or incentive programs) by more than fifteen percent (15%) or
        (C) a relocation of Optionee's place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.      Notice of Exercise shall mean the notice of exercise in the form of
        Exhibit I.

T. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

U. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination , stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for continuous period of twelve
        (12) months or more.

X.      Plan shall mean the Corporation's 1999 Stock Option/Stock lssuance Plan.

Y. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

Z. Purchase Agreement shall mean the stock purchase agreement (in form an substance satisfactory to the Corporation) which grants the Corporation the right to repurchase at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of Optionee's cessation of Service and which precludes the sale, transfer or other disposition any purchased Option Shares while subject to such repurchase right.

AA. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order a Qualified Domestic Relations Order.

AB. Service shall mean Optionee's performance of services for the Corporation (of any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the boar of directors or a consultant or independent advisor.

AC. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

AD. Subsidiary shall mean any corporation (other than the Corporation) in a unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AE. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of a Corporate Transaction.

                                   UMEMBER.COM
                            STOCK PURCHASE AGREEMENT


        AGREEMENT made as of this _____ day of _______, by and between uMember.com, Inc., a California corporation and _____________, Optionee under the Corporation's 1999 Stock Option/Stock Issuance Plan.

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.      EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases ____________ unvested shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on (the "Grant Date") to purchase up to ________ shares of Common Stock under the Plan at the exercise price of $__________ per share (the "Exercise Price").

2. Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Delivery of Certificates. The certificates representing the Purchased Shares shall be held in escrow in accordance with the provisions of this Agreement.

4. Shareholder Rights. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and Liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.  SECURITIES LAW COMPLIANCE

1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2. Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule
        144) has been taken.

(iv) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner.

        The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:

(i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

(ii) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

        C.  TRANSFER RESTRICTIONS

1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Right of the Market Stand-Off.

2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and
        (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

3.      Market Stand-Off.

        (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

        (b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

        (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off to the same extent the Purchased Shares are at such time covered by such provisions.

        (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

        D.  REPURCHASE RIGHT

1. Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90) day period following the date Optionee ceases for any reason to remain in Service or (if later) during the ninety (90) day period following the execution date of this Agreement, to repurchase at the Exercise Price all or any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Unvested Shares to repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule.

4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate exercise price shall remain the same.

6.      Corporate Transaction.

        (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

        (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate exercise price shall remain the same.

        (c) The Repurchase Right shall automatically lapse in its entirety, and all the Purchased Shares shall immediately vest in full, upon an Involuntary Termination of Optionee's Service within eighteen (18) months following the effective date of a Corporate Transaction in which the Repurchase Right has been assigned.

        E.  ESCROW

1. Deposit. Upon issuance, the certificates for the Purchased Shares shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article E. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph E.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

2. Recapitalization/Reorganization. Any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article E, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

3. Release/Surrender. The Purchased Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

(i) Should the Corporation elect to exercise the Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for those Unvested Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner of an amount equal to the aggregate Exercise Price paid for those Unvested Shares, and Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable thereto).

(ii) Should the Corporation elect not to exercise the Repurchase Right with respect to any Unvested Shares held at the time in escrow hereunder, then the escrowed certificates for those shares (together with any other assets or securities attributable thereto) shall be released to Owner.

(iii) As the Purchased Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request.

(iv) Upon any earlier termination of the Repurchase Right in connection with a Corporate Transaction or Involuntary Termination, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to Owner.

        F. RIGHT OF FIRST REFUSAL

1. Grant. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article F, the term "transfer" shall include any sale assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

2. Notice of Intended Disposition. In the event any Owner of Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

3. Exercise of the First Refusal Right. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

        Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

4. Non-Exercise of the First Refusal Right. In the event the Exercise Notice is not given to Owner prior to the expiration of the twenty-five
        (25) day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Right of Refusal, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

5. Partial Exercise of the First Refusal Right. In the event the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

(i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph F.4, as if the Corporation did not exercise the First Refusal Right; or

(ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph F.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

        Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

6.      Recapitalization/Reorganization.

        (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

        (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

7.      Lapse. The First Refusal Right shall lapse upon the earliest to occur of
        (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

        G.  MARITAL DISSOLUTION OR LEGAL SEPARATION

1. Grant. In connection with the dissolution of Optionee's marriage or legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph G.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

2. Notice of Decree or Agreement. Optionee shall promptly provide the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

3. Exercise of the Special Purchase Right. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within forty-five (45) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than fifteen (15) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

        If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within fifteen (15) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifteenth (15th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent (25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such fifteen (15) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

4. Lapse. The Special Purchase Right shall lapse upon the earlier to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph G.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

        H.  SPECIAL TAX ELECTION

        The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II.

        OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES

AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

        I.  GENERAL PROVISIONS

1. Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

2. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort that State's conflict conflict-of laws rules.

7. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


UMEMBER.COM, INC.



By: ______________________________________

Title: ___________________________________


Address: 10350 Santa Monica Blvd.
         Suite 130
         West Los Angeles, CA 90025

OPTIONEE



Address: ______________________________

         ______________________________

                                    EXHIBIT 1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED hereby sell(s), assign(s) and transfer(s) unto uMember.com, Inc. (the "Corporation") (____) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. herewith and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



Dated: ____________________________________



___________________________________________
Signature

Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                   EXHIBIT II

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION


1. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess o the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right o the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the fair market value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax i~ payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

2. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (A) the fair market value of the Purchased Shares or the date the Option is exercised or (if later) on the date any forfeiture restriction applicable to the Purchased Shares lapse over (B) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (A) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchase Shares are held prior to the disposition.

(iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within
        (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating I Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (A) Optionee's alternative minimum taxable income upon exercise and (B) Optionee's ordinary income upon a disqualifying disposition the excess of the fair market value of the Purchased Shares on the date the Option is exercise


-----------------
(1) Generally a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

        over the Exercise Price paid for the Purchased Shares. Accordingly, such election if proper filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

                             SECTION 83(b) ELECTION


This statement is being made under Section 83(b) of the Internal Revenue Code, Pursuant to Treas. Reg. Section 1.83.2.

        (1) The taxpayer who performed the services is:

            Name: ____________________________________________
            Address: _________________________________________
            Taxpayer Identification No.: _____________________

        (2) The property with respect to which the election is being made is ___________ shares of the common stock of Wareforce Incorporated.

        (3) The property was issued on ___________.

        (4) The taxable year in which the election is being made is the calendar year _______.

        (5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayers employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a five (5)-year period ending on
            ___________.

        (6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

        (7) The amount paid for such property is $_________ per share.

        (8) A copy of this statement was furnished to Wareforce Incorporated for whom taxpayer rendered the services underlying the transfer of property.

        (9) This statement is executed on ___________.



________________________________               ________________________________
Spouse (if any)                                           Taxpayer



This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and State tax returns for the current tax year and an additional copy for his or her records.

        The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 42 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

        The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value o such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price, which exists on the various lapse dates in effect for the forfeiture restriction applicable to such shares. The election is to be effective to the full extent permitted under the Code.

        Section 421(a)(l) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of
Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess c the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

IN WITNESS WHEREOF, Wareforce Incorporated has caused this Addendum to be executed by its duly authorized officer, and Optionee has executed this Addendum, all as of the Effective Date specified below.



WAREFORCE INCORPORATED



By: ________________________________________

Title: _____________________________________



____________________________________________
OPTIONEE


EFFECTIVE DATE: ____________________________

                                    ADDENDUM
                                       TO
                            STOCK PURCHASE AGREEMENT


        The following provisions are hereby incorporated into, and hereby made a part of, that certain Stock Purchase Agreement dated _____________ (the "Purchase Agreement") by and between Wareforce Incorporated (the "Corporation") and _____________________ ("Optionee") evidencing the purchase by Optionee of certain shares of the Common Stock of the Corporation (the "Purchased Shares"), pursuant to an option granted to Optionee under the terms of the Corporation's 1996 Stock Option/Stock Issuance Plan (the "Plan"), and such provisions shall be effective as of the Effective Date specified below. All capitalized terms in this Addendum, to the extent not specifically defined herein, shall have the meanings assigned to them in the Purchase Agreement.

CALL RIGHT

1. Terms. The Purchased Shares shall be subject to the special right (the "Call Right") of the Corporation to repurchase such Shares in accordance with the following terms and conditions:

o The Call Right may be exercised by the Corporation at any time during the period beginning January 1, 2000 and ending January 31, 2000. However, in no event may the Call Right be exercised for less than the total number of outstanding options and shares of Common Stock issued under the Plan.

o The Purchased Shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Call Right lapses or may be issued directly to Optionee with restrictive legends on the certificates evidencing the Purchased Shares indicating that such shares remain subject to the Call Right.

o The Purchase Price payable by the Corporation for the Purchased Shares (the "Purchase Price") shall be equal to the total number of the Purchased Shares to be repurchased from the Owner multiplied by the Appraised Value Per Share of Common Stock on the date the Corporation exercises the Call Right.

o The Call Right shall be exercisable by written notice to each Owner of the Purchased Shares. The exercise notice shall specify the amount of the Purchase Price. The Call Right as so exercised shall cover all of Owner's right, title and interest in and to the Purchased Shares.

o Within fifteen (15) days following receipt of the Corporation's exercise notice, Owner shall deliver to the Corporation his or her executed copy of the Purchase Agreement, together with the stock certificates and any other documentation evidencing the Purchased Shares or Owner's interest in such Purchased Shares. The Purchase Price shall be paid to Owner in one lump sum cash payment within fifteen (15) days after the Corporation's receipt of Owner's executed Purchase Agreement and any related documentation evidencing Owner's interest in the Purchased Shares.

o At the time such payment is made to Owner, Owner shall cease to have any right, title or interent in and to the Purchased Shares, and such Owner shall no longer have any equity or other proprietary interest in the Corporation pursuant to the Purchased Shares.

2. Termination of Call Right. The Call Right shall terminate and cease to be exercisable immediately upon the consummation of a Liquidity Transaction.

3. Definitions. For purposes of this Addendum, the following definitions shall be in effect:

Appraised Value Per Share: the fair market value per share of Common Stock through independent appraisal based upon the going-concern value of the Corporation at that time.

Liquidity Transaction: either of the following transactions:

(i) the completion of a firm commitment underwritten public offering of Common Stock, pursuant to an effective registration statement under the 1933 Act, which yields aggregate net proceeds to the Corporation of not less than Seven Million Five Hundred Thousand Dollars ($7,500,000), or

(ii) a Corporate Transaction or any other acquisition of the Corporation effected through a direct sale, exchange or transfer by the Corporation's stockholders of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities.

                                    APPENDIX

The following definitions shall be in effect under the Agreement:

        A.  Agreement shall mean this Stock Purchase Agreement.

        B.  Board shall mean the Corporation's Board of Directors.

        C.  Code shall mean the Internal Revenue Code of 1986, as amended.

        D.  Common Stock shall mean the Corporation's common stock.

        E. Corporate Transaction shall mean either of the following shareholder-approved Transactions:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all o the Corporation's assets in complete liquidation or dissolution of the Corporation.

F.      Corporation shall mean Wareforce One, Inc., a Nevada corporation.

G. Disposition Notice shall have the meaning assigned to such term in Paragraph F.2.

H. Exercise Notice shall have the meaning assigned to such term in Paragraph F.3.

I.      Exercise Price shall have the meaning assigned to such term in Paragraph
        A.1.

J. First Refusal Right shall mean the right granted to the Corporation in accordance with Article F.

K.      Grant Date shall have the meaning assigned to such term in Paragraph
        A.1.

L. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

M. Incentive Option shall mean an option, which satisfies the requirements of Code Section 422.

N. Involuntary Termination shall mean the termination of Optionee's Service which occurs by reason of:

(i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation which materially reduces Optionee's level of responsibility (B) a reduction in Optionee's level of compensation (including base salary, fringE benefits and participation in corporate-performance based bonus or incentive programs by more than fifteen percent (15%) or (C) a relocation of Optionee's place o employment by more than fifty (50) miles, provided and only if such change, reduction o relocation is effected by the Corporation without Optionee's consent.

O. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.3.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.      1933 Act shall mean the Securities Act of 1933, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.      Option shall have the meaning assigned to such term in Paragraph A.1.

T. Option Agreement shall mean all agreements and other documents evidencing the Option.

U. Optionee shall mean the person to whom the Option is granted under the Plan,

V. Owner shall mean Optionee and all subsequent holders of the Purchased Share who derive their chain of ownership through a Permitted Transfer from Optionee.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws o intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Y.      Plan shall mean the Corporation's 1998 Stock Option/Stock Issuance Plan.

Z. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for administration of the Plan.

AA. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph C.4.

AB. Purchased Shares shall have the meaning assigned to such term in Paragraph Al.

AC. Recapitalization shall mean any stock split, stock dividend, recapitalization combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration.

AD.     Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) all of the Corporation's assets, a sale, transfer or other disposition of all or substantially,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in par to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

AE. Repurchase Right shall mean the right granted to the Corporation in accordance with Article C.

AF.     SEC shall mean the Securities and Exchange Commission.

AG. Service shall mean Optionee's performance of services for the Corporation (or an Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of this employer entity as to both the work to be performed and the manner and method c performance, a non-employee member of the board of directors or a consultant or independent advisor.

AH. Subsidiary shall mean any Corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one c the other corporations in such chain.

AI. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, subject to the acceleration provisions upon an Involuntary Termination following a Corporate Transaction.

AJ. Unvested Shares shall have the meaning assigned to such term in Paragraph C.1.

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION


1. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess o the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right o the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the fair market value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

2. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii) The excess of (A) the fair market value of the Purchased Shares or the date the Option is exercised or (if later) on the date any forfeiture restriction applicable to the

        Purchased Shares lapse over (B) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

(iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (A) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchase Shares are held prior to the disposition.

(iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition(1) of the Purchased Shares within
        (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) In the absence of final Treasury Regulations relating I Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (A) Optionee's alternative minimum taxable income upon exercise and (B) Optionee's ordinary income upon a disqualifying disposition the excess of the fair market value of the Purchased Shares on the date the Option is exercise over the Exercise Price paid for the Purchased Shares. Accordingly, such election if proper filed will only be allowed to the extent the final Treasury Regulations permit

-----------------
(1) Generally a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

        such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

                             SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, Pursuant to Treas. Reg. Section 1.83.2.

        (1) The taxpayer who performed the services is:

            Name: ____________________________________________
            Address: _________________________________________
            Taxpayer Identification No.: _____________________

        (2) The property with respect to which the election is being made is ___________ shares of the common stock of Wareforce Incorporated.

        (3) The property was issued on ______________________.

        (4) The taxable year in which the election is being made is the calendar year _______.

        (5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayers employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a five (5)-year period ending on
            ___________.

        (6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________ per share.

        (7) The amount paid for such property is $_________ per share.

        (8) A copy of this statement was furnished to Wareforce Incorporated for whom taxpayer rendered the services underlying the transfer of property.

        (9) This statement is executed on ______________________________.



__________________________________           __________________________________
Spouse (if any)                                           Taxpayer




This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and State tax returns for the current tax year and an additional copy for his or her records.

        The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 42 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

        The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value o such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price, which exists on the various lapse dates in effect for the forfeiture restriction applicable to such shares. The election is to be effective to the full extent permitted under the Code.

        Section 421(a)(l) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of
Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess c the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

IN WITNESS WHEREOF, Wareforce Incorporated has caused this Addendum to be executed by its duly authorized officer, and Optionee has executed this Addendum, all as of the Effective Date specified below.



WAREFORCE INCORPORATED



By: ________________________________________

Title: _____________________________________



____________________________________________
OPTIONEE


EFFECTIVE DATE: ____________________________

                                    ADDENDUM
                                       TO
                            STOCK PURCHASE AGREEMENT

        The following provisions are hereby incorporated into, and hereby made a part of, that certain Stock Purchase Agreement dated __________________ (the "Purchase Agreement") by and between Wareforce Incorporated (the "Corporation") and _____________________ ("Optionee") evidencing the purchase by Optionee of certain shares of the Common Stock of the Corporation (the "Purchased Shares"), pursuant to an option granted to Optionee under the terms of the Corporation's 1996 Stock Option/Stock Issuance Plan (the "Plan"), and such provisions shall be effective as of the Effective Date specified below. All capitalized terms in this Addendum, to the extent not specifically defined herein, shall have the meanings assigned to them in the Purchase Agreement.

CALL RIGHT

1. Terms. The Purchased Shares shall be subject to the special right (the "Call Right") of the Corporation to repurchase such Shares in accordance with the following terms and conditions:

o The Call Right may be exercised by the Corporation at any time during the period beginning January 1,2000 and ending January 31, 2000. However, in no event may the Call Right be exercised for less than the total number of outstanding options and shares of Common Stock issued under the Plan.

o The Purchased Shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Call Right lapses or may be issued directly to Optionee with restrictive legends on the certificates evidencing the Purchased Shares indicating that such shares remain subject to the Call Right.

o The Purchase Price payable by the Corporation for the Purchased Shares (the "Purchase Price") shall be equal to the total number of the Purchased Shares to be repurchased from the Owner multiplied by the Appraised Value Per Share of Common Stock on the date the Corporation exercises the Call Right.

o The Call Right shall be exercisable by written notice to each Owner of the Purchased Shares. The exercise notice shall specify the amount of the Purchase Price. The Call Right as so exercised shall cover all of Owner's right, title and interest in and to the Purchased Shares.

o Within fifteen (15) days following receipt of the Corporation's exercise notice, Owner shall deliver to the Corporation his or her executed copy of the Purchase Agreement, together with the stock certificates and any other documentation evidencing the Purchased Shares or Owner's interest in such Purchased Shares. The Purchase Price shall be paid to Owner in one lump sum cash payment within fifteen (15) days after the Corporation's receipt of Owner's executed Purchase Agreement and any related documentation evidencing Owner's interest in the Purchased Shares.

o At the time such payment is made to Owner, Owner shall cease to have any right, title or interent in and to the Puchased Shares, and such Owner shall no longer have any equity or other proprietary interest in the Corporation pursuant to the Purchased Shares.

2. Termination of Call Right. The Call Right shall terminate and cease to be exercisable immediately upon the consummation of a Liquidity Transaction.

3. Definitions. For purposes of this Addendum, the following definitions shall be in effect:

Appraised Value Per Share: the fair market value per share of Common Stock through independent appraisal based upon the going-concern value of the Corporation at that time.

Liquidity Transaction: either of the following transactions:

(i) the completion of a firm commitment underwritten public offering of Common Stock, pursuant to an effective registration statement under the 1933 Act, which yields aggregate net proceeds to the Corporation of not less than Seven Million Five Hundred Thousand Dollars ($7,500,000), or

(ii) a Corporate Transaction or any other acquisition of the Corporation effected through a direct sale, exchange or transfer by the Corporation's stockholders of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities.

                                    APPENDIX


The following definitions shall be in effect under the Agreement:

A.      Agreement shall mean this Stock Purchase Agreement.

B.      Board shall mean the Corporation's Board of Directors.

C.      Code shall mean the Internal Revenue Code of 1986, as amended.

D.      Common Stock shall mean the Corporation's common stock.

E. Corporate Transaction shall mean either of the following shareholder-approved Transactions:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

F.      Corporation shall mean Wareforce One, Inc., a Nevada corporation.

G. Disposition Notice shall have the meaning assigned to such term in Paragraph F.2.

H. Exercise Notice shall have the meaning assigned to such term in Paragraph F.3.

I.      Exercise Price shall have the meaning assigned to such term in Paragraph
        A.1.

J. First Refusal Right shall mean the right granted to the Corporation in accordance with Article F.

K.      Grant Date shall have the meaning assigned to such term in Paragraph
        A.1.

L. Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

M. Incentive Option shall mean an option, which satisfies the requirements of Code Section 422.

N. Involuntary Termination shall mean the termination of Optionee's Service which occurs by reason of:

(i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation which materially reduces Optionee's level of responsibility (B) a reduction in Optionee's level of compensation (including base salary, fringE benefits and participation in corporate-performance based bonus or incentive programs by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

O. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.3.

P. Misconduct shall mean the commission of any act of fraud, embezzlement o dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.      1933 Act shall mean the Securities Act of 1933, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.      Option shall have the meaning assigned to such term in Paragraph A.1.

T. Option Agreement shall mean all agreements and other documents evidencing the Option.

U. Optionee shall mean the person to whom the Option is granted under the Plan,

V. Owner shall mean Optionee and all subsequent holders of the Purchased Share who derive their chain of ownership through a Permitted Transfer from Optionee.

W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Y.      Plan shall mean the Corporation's 1998 Stock Option/Stock Issuance Plan.

Z. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for administration of the Plan.

AA. Prior Purchase Agreement shall have the meaning assigned to such term in Paragraph C.4.

AB. Purchased Shares shall have the meaning assigned to such term in Paragraph Al.

AC. Recapitalization shall mean any stock split, stock dividend, recapitalization combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration.

AD.     Reorganization shall mean any of the following transactions:

(i) a merger or consolidation in which the Corporation is not the surviving entity,

(ii) all of the Corporation's assets, a sale, transfer or other disposition of all or substantially,

(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in par to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

AE. Repurchase Right shall mean the right granted to the Corporation in accordance with Article C.

AF.     SEC shall mean the Securities and Exchange Commission.

AG. Service shall mean Optionee's performance of services for the Corporation (or an Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of this employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant or independent advisor.

AH. Subsidiary shall mean any Corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AI. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, subject to the acceleration provisions upon an Involuntary Termination following a Corporate Transaction.

AJ. Unvested Shares shall have the meaning assigned to such term in Paragraph C.1.